EXHIBIT 99.1
                                                                   ------------

                                                        FOR FURTHER INFORMATION:
                                                             Don Roubitchek, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7126

For Immediate Release

                 PRIVATEBANCORP REPORTS SECOND QUARTER EARNINGS

     Chicago, IL, July 24, 2000 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the second quarter ended June 30, 2000, was $1,098,000, or $0.23 per diluted share, compared to second quarter 1999 net income of $1,112,000, or $0.30 per diluted share. Net income for the six months ended June 30, 2000, was $1,949,000, or $0.41 per diluted share, compared to $2,139,000 or $0.58 per diluted share, over the same period last year.

     "The opening of The PrivateBank (St. Louis) on June 26, 2000, represents a significant milestone in the execution of our strategy for growth," said Ralph
B. Mandell, chairman, president and CEO. "We have assembled an outstanding management team and are excited about the market potential in St. Louis. Results for the quarter continue to reflect the costs associated with our expansion into new markets."

     Net interest income totaled $5.3 million in the second quarter of 2000, an increase of 58 percent over the second quarter of 1999. Average earning assets during the period were $645.4 million, an increase of 55 percent over the prior year second quarter. Net interest margin averaged 3.81 percent in the second quarter of 2000, versus 3.61 percent in the prior year second quarter. The company has benefited during the current rising interest rate environment as the yield on interest earning assets has increased more rapidly than the company's cost of funds.

     "We are very pleased with the improvement in net interest margin which is the result of increasing loan outstandings throughout our franchise. Strong business development at our new offices and in our existing markets will continue to positively impact net interest income throughout the remainder of 2000," said Mandell.

     Non-interest income for the quarter grew to $751,000, reflecting an increase of $235,000 or 46 percent higher than in the second quarter of 1999. The increase in non-interest income is attributable to increases in service charge income and trust fee revenues. Service charge income increased $107,000 over the prior year quarter primarily due to the acquisition of Johnson Bank Illinois. Trust fee revenue increased to $551,000 as compared to the prior year quarter of $445,000. Trust assets under administration increased to $761.8 million at June 30, 2000 compared to $666.6 million at June 30, 1999, an increase of 14 percent which is partially due to the addition of trust business from Johnson Bank Illinois.

     Non-interest expense increased to $4.5 million in the second quarter of 2000 from $2.4 million in the second quarter of 1999, due to increases in operating and personnel expenses associated with the company's recent expansion. Additionally, goodwill amortization of $206,000 was recorded during the second quarter resulting from the Johnson Bank Illinois acquisition, which closed on February 11, 2000.

     At June 30, 2000, nonperforming loans as a percentage of total loans were
0.17 percent, versus 0.24 percent at June 30, 1999 and 0.30 percent at March 31, 2000. Charge-offs totaled $381,000 in the quarter ended June 30, 2000 versus $5,000 in the year-earlier period. The increase in charge-offs is attributable primarily to a single commercial credit. The provision for loan losses was $662,000 in the second quarter of 2000, versus $ 213,000 in the second quarter of 1999. The increase in the provision for loan losses was driven primarily by growth in the company's loan portfolio.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors through its bank subsidiary, The PrivateBank and Trust Company, and its federal savings bank subsidiary, The PrivateBank (St. Louis). The Company, which had assets of $723.0 million at June 30, 2000, currently operates The PrivateBank and Trust Company offices in

Chicago, Oak Brook, Wilmette, St. Charles, Lake Forest, and Winnetka, Illinois, as well as The PrivateBank (St. Louis).

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition, lower than expected business levels or higher than anticipated costs relating to the Company's St. Louis, Missouri office and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note: Financial highlights attached.

                                       ###
--------------------------------------------------------------------------------
================================================================================
--------------------------------------------------------------------------------

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                           THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                          ----------------------------   ------------------------------
                                               2000           1999            2000             1999
                                          -------------  --------------  --------------   -------------
INTEREST INCOME
   Interest and fees on loans ..........     $12,167         $6,218          $21,643         $11,854
   Interest on short term investments ..          78             33              465              81
   Interest on investment securities ...       1,543          1,294            2,928           2,864
                                             -------         ------          -------         -------
      Total interest income ............     $13,788         $7,545          $25,036         $14,799
                                             -------         ------          -------         -------

INTEREST EXPENSE
   Interest on deposits ................     $ 6,754         $3,588          $12,842         $ 7,281
   Interest on borrowings ..............       1,027            360            1,289             505
                                             -------         ------          -------         -------
      Total interest expense ...........     $ 7,781         $3,948          $14,131         $ 7,786
                                             -------         ------          -------         -------

   Net interest income .................     $ 6,007         $3,597          $10,905         $ 7,013
   Provision for loan losses ...........         662            213              973             498
                                             -------         ------          -------         -------
      Net interest income after
        provision ......................     $ 5,345         $3,384          $ 9,932         $ 6,515
                                             -------         ------          -------         -------

NON INTEREST INCOME
   Banking and trust services ..........     $   720         $  512          $ 1,346         $   908
   Securities gains and other income ...          31              4              127              50
                                             -------         ------          -------         -------
      Total non interest income ........     $   751         $  516          $ 1,473         $   958
                                             -------         ------          -------         -------

NON INTEREST EXPENSE
   Salaries and benefits ...............     $ 1,818         $1,088          $ 3,695         $ 2,203
   Other operating expenses ............       2,428          1,291            4,475           2,431
   Amortization of goodwill ............         206             --              319              --
                                             -------         ------          -------         -------
      Total non interest expense .......     $ 4,452         $2,379          $ 8,489         $ 4,634
                                             -------         ------          -------         -------

   Income before income taxes ..........     $ 1,644         $1,521          $ 2,916         $ 2,839
   Income tax expense ..................         546            409              967             700
                                             -------         ------          -------         -------
      Net income .......................     $ 1,098         $1,112          $ 1,949         $ 2,139
                                             =======         ======          =======         =======

   Weighted average shares
      outstanding ......................   4,600,740      3,451,824        4,595,536       3,443,081
   Diluted average shares
      outstanding ......................   4,752,269      3,705,116        4,766,734       3,692,766

EARNINGS PER SHARE
   Basic ...............................     $  0.24         $ 0.32          $  0.42         $  0.62
   Diluted .............................     $  0.23         $ 0.30          $  0.41         $  0.58

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                          JUNE 30,
                                                  ------------------------
                                                      2000         1999
                                                  -----------  -----------

ASSETS
   Cash and due from banks .....................   $  18,341    $   9,896
   Short term investments ......................       5,076          995
   Investment securities--available-for-sale ...      96,969       89,026

   Loans, net of unearned income ...............     583,522      335,306
   Allowance for loan losses ...................      (5,951)      (3,903)
                                                   ---------    ---------
      Net loans ................................   $ 577,571    $ 331,403

   Premises and equipment ......................   $   3,814    $   1,477
   Goodwill ....................................      12,031           --
   Other assets ................................       9,221        5,372
                                                   ---------    ---------
      Total assets .............................   $ 723,023    $ 438,169
                                                   =========    =========

LIABILITIES
   Non-interest bearing deposits ...............   $  49,950    $  34,267
   Interest bearing deposits ...................     548,931      340,765
                                                   ---------    ---------
      Total deposits ...........................   $ 598,881    $ 375,032
                                                   ---------    ---------

   Borrowings ..................................   $  68,544    $  31,000
   Other liabilities ...........................       6,053        2,171
                                                   ---------    ---------
      Total liabilities ........................   $ 673,478    $ 408,203
                                                   =========    =========

STOCKHOLDERS' EQUITY
   Common stock and surplus ....................   $  44,664    $  26,052
   Retained earnings ...........................       9,142        6,879
   Accumulated other comprehensive income ......      (2,294)      (1,219)
   Deferred compensation .......................        (942)        (796)
   Loans to executive officers .................      (1,025)        (950)
                                                   ---------    ---------
      Total stockholders' equity ...............   $  49,545    $  29,966
                                                   =========    =========

      Total liabilities and stockholders' equity   $ 723,023    $ 438,169
                                                   =========    =========

   Book value per share ........................   $   10.73    $    8.68

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                   2Q00         1Q00         4Q99          3Q99          2Q99
                                                ----------   ----------   ----------    ----------    ----------
KEY STATISTICS
   Earnings before special charges (1) ......     $ 1,098      $   849      $ 1,191       $ 1,180        $1,112
   Special charges (net of tax) .............          --           --      $   214       $ 1,382            --
   Net income ...............................     $ 1,098      $   849      $   977       $  (201)       $1,112
   Earnings before special charges per fully
      diluted share .........................     $  0.23      $  0.18      $  0.25       $  0.25        $ 0.30
   Special charges (per fully diluted share)           --           --      $ (0.05)      $ (0.29)           --
   Basic earnings per share .................     $  0.24      $  0.18      $  0.21       $ (0.05)       $ 0.32
   Diluted earnings per share ...............     $  0.23      $  0.18      $  0.20       $ (0.05)       $ 0.30
   Return on average total assets (before
      special charges) ......................        0.65%        0.57%        0.98%         1.04%         1.02%
   Return on average total equity (before
      special charges) ......................        9.04%        7.20%       10.06%        10.17%        14.82%
   Non-interest income to average assets ....        0.44%        0.49%        0.44%         0.45%         0.48%
   Non-interest expense to average assets ...        2.62%        2.72%        2.65%         3.70%         2.19%
   Net overhead ratio .......................        2.18%        2.23%        2.21%         3.25%         1.72%
   Efficiency ratio excluding special charges
      (tea) (2) .............................        63.8%        69.2%        57.5%         57.5%         57.2%
   Net interest margin ......................        3.81%        3.59%        3.85%         3.87%         3.61%
   Yield on average earning assets ..........        8.61%        8.06%        7.83%         7.63%         7.39%
   Cost of average paying liabilities .......        5.39%        5.09%        4.72%         4.46%         4.31%
   Net interest spread ......................        3.22%        2.97%        3.11%         3.17%         3.08%
   Dividend payout ratio ....................       10.51%       13.52%       11.75%           NM          7.76%

BALANCE SHEET RATIOS
   Loans to deposits (period end) ...........       97.44%       90.08%       87.68%        91.22%        89.41%
   Average interest-earning assets to average
      interest-bearing liabilities ..........       112.3%       114.0%       116.7%        115.6%        115.3%

PER SHARE DATA
   Dividends ................................     $ 0.025      $ 0.025      $ 0.025       $ 0.025        $0.025
   Book value (period end) ..................     $ 10.73      $ 10.57      $ 10.26       $ 10.11        $ 8.68
   Tangible book value (period end) .........     $  8.13      $  7.90      $ 10.26       $ 10.11        $ 8.68
   Closing price (period end) ...............     $14.750      $10.500      $13.375       $17.750            --
   Diluted earnings multiple ................       15.87x       14.69x       16.32x           NM            --
   Diluted earnings multiple before special
      charges ...............................       15.87x       14.69x       13.30x        17.65x           --
   Book value multiple ......................        1.37x        0.99x        1.30x         1.76x           --

COMMON STOCK INFORMATION
   Outstanding shares at end of period ......   4,615,832    4,590,332    4,590,332     4,584,092     3,451,824
   NUMBER OF SHARES USED TO COMPUTE:
      Basic earnings per share ..............   4,600,740    4,590,332    4,585,109     4,460,280     3,451,824
      Diluted earnings per share ............   4,752,269    4,777,351    4,794,770     4,717,660     3,705,116

CAPITAL RATIOS (PERIOD END)
   Total equity to total assets .............        6.85%        7.38%        9.08%        10.30%         6.83%
   Total risk-based capital ratio ...........        9.03%        9.56%       13.96%        15.22%        10.77%
   Tier-1 risk based capital ratio ..........        7.15%        7.56%       12.84%        14.09%         9.63%
   Leverage ratio ...........................        6.12%        6.76%       10.77%        11.19%         7.63%

--------------
(1) Special charges represent one time costs associated with the 1999 third quarter acquisition of Towne Square Financial Corporation and the 1999 fourth quarter start-up costs for PrivateBank (St. Louis).
(2) Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                  2Q00      1Q00      4Q99       3Q99       2Q99
                                                --------  --------  --------   --------   --------
SUMMARY INCOME STATEMENT
   INTEREST INCOME
      Loans, including fees .................   $12,167   $ 9,475   $ 7,737    $ 7,006    $ 6,218
      Federal funds sold and interest bearing
        deposits ............................        78       387       115        134         33
      Securities ............................     1,543     1,385     1,088      1,189      1,294
                                                -------   -------   -------    -------    -------
        Total interest income ...............    13,788    11,247     8,940      8,329      7,545
      Interest expense ......................     7,781     6,351     4,653      4,166      3,948
                                                -------   -------   -------    -------    -------
      Net interest income ...................     6,007     4,896     4,287      4,163      3,597
        Provision for loan loss .............       662       311       437        273        213
                                                -------   -------   -------    -------    -------
      Net interest income after provision for
        loan loss ...........................     5,345     4,585     3,850      3,890      3,384
                                                -------   -------   -------    -------    -------

NON-INTEREST INCOME
   Banking and trust services ...............       720       627       535        504        512
   Securities (losses) gains and other income        31        95        (1)         8          4
                                                -------   -------   -------    -------    -------
      Total non-interest income .............       751       722       534        512        516
                                                -------   -------   -------    -------    -------

NON-INTEREST EXPENSE
   Salaries and employee benefits ...........     1,818     1,877     1,753      1,309      1,088
   Towne Square acquisition .................        --        --        --      1,300         --
   Goodwill .................................       206       113        --         --         --
   Occupancy expense ........................       764       613       437        401        373
   Other non-interest expense ...............     1,664     1,434     1,026      1,227        918
                                                -------   -------   -------    -------    -------
      Total non-interest expense ............     4,452     4,037     3,216      4,237      2,379
                                                -------   -------   -------    -------    -------
   Income before income taxes ...............     1,644     1,270     1,168        165      1,521
   Provision for income taxes ...............       546       421       191        366        409
                                                -------   -------   -------    -------    -------
Net income (loss) ...........................   $ 1,098   $   849   $   977    $  (201)   $ 1,112
                                                =======   =======   =======    =======    =======

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                  2Q00      1Q00       4Q99      3Q99      2Q99
                                                --------  --------   --------  --------  --------
CREDIT QUALITY
   Ending allowance for loan losses ..........   $5,951    $5,670     $4,510    $4,079    $3,903
   Non-performing assets:
      Loans delinquent over 90 days ..........      340       355        223       135       710
      Nonaccrual loans .......................      635     1,222        600       569        94
      Other real estate ......................       --        --         --        --        --
                                                 ------    ------     ------    ------    ------
        Total non-performing assets ..........   $  975    $1,577     $  823    $  704    $  804
                                                 ======    ======     ======    ======    ======
   Loans charged off .........................   $  381    $   20     $    6    $   97    $    5
   Recoveries ................................       --         5         --        --        --
                                                 ------    ------     ------    ------    ------
   Net charge-offs ...........................   $  381    $   15     $    6    $   97    $    5
                                                 ======    ======     ======    ======    ======
   Provision for loan losses .................   $  662    $  311     $  437    $  273    $  213
                                                 ======    ======     ======    ======    ======

KEY RATIOS
   Net charge-offs to average loans ..........     0.07%    0.003%     0.002%     0.11%    0.002%
   Total non-performing loans to total loans .     0.17%     0.30%      0.21%     0.20%     0.24%
   Total non-performing assets to total assets     0.13%     0.24%      0.16%     0.16%     0.18%

LOAN LOSS RESERVE SUMMARY
   Balance at beginning of period ............   $5,670    $4,510     $4,079    $3,903    $3,695
   Johnson Bank acquisition -- loan loss
      reserve ................................       --       864         --        --        --
   Provision .................................      662       311        437       273       213
   Net charge-offs ...........................      381        15          6        97         5
                                                 ------    ------     ------    ------    ------
   Ending allowance ..........................   $5,951    $5,670     $4,510    $4,079    $3,903
                                                 ======    ======     ======    ======    ======

NET LOAN CHARGE-OFFS:
   Commercial real estate ....................       --        --         --        --        --
   Residential real estate ...................       --        --         --        --        --
   Commercial ................................   $  361    $    8         --        --        --
   Personal ..................................   $   20    $    7     $    6    $   97    $    5
   Home equity ...............................       --        --         --        --        --
   Construction ..............................       --        --         --        --        --
                                                 ------    ------     ------    ------    ------
      Total net loan charge-offs .............   $  381    $   15     $    6    $   97    $    5
                                                 ======    ======     ======    ======    ======

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                         SECOND QUARTER
                                                  -----------------------------
                                                  JUNE 30, 2000   JUNE 30, 1999
                                                  -------------   -------------
AVERAGE ASSETS
   Cash and due from banks ......................   $  18,499       $  10,994
   Short term investments .......................       5,103           3,102
   Investment securities ........................      94,748         100,130
   Loans, net of unearned discount ..............     545,534         312,922
   Less:  Allowance for loan losses .............      (5,854)         (3,713)
                                                    ---------       ---------
   Net loans ....................................     539,680         309,209
                                                    ---------       ---------
   Premises and equipment .......................       3,763           1,526
   Goodwill .....................................      12,158              --
   Other assets .................................       8,632           5,399
                                                    ---------       ---------
      Total average assets ......................   $ 682,583       $ 430,360
                                                    =========       =========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits ................   $  50,800       $  32,054
   Interest bearing demand deposits .............      37,375          26,567
   Savings and money market deposits ............     261,866         174,450
   Time deposits ................................     215,862         141,414
                                                    ---------       ---------
   Total average deposits .......................     565,903         374,485
   Funds borrowed ...............................      62,361          22,284
   Other liabilities ............................       5,447           3,392
                                                    ---------       ---------
      Total average liabilities .................     633,711         400,161
   Average stockholders' equity .................      48,872          30,199
                                                    ---------       ---------
      Average total liabilities and stockholders'
        equity ..................................   $ 682,583       $ 430,360
                                                    =========       =========

                              PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                          YEAR-TO-DATE
                                                  -----------------------------
                                                  JUNE 30, 2000   JUNE 30, 1999
                                                  -------------   -------------
AVERAGE ASSETS
   Cash and due from banks ......................   $  17,242       $  11,199
   Short term investments .......................      16,240           3,486
   Investment securities ........................      90,968         105,099
   Loans, net of unearned discount ..............     499,333         302,784
   Less:  Allowance for loan losses .............      (5,464)         (3,623)
                                                    ---------       ---------
   Net loans ....................................     493,869         299,161
                                                    ---------       ---------
   Premises and equipment .......................       3,428           1,544
   Goodwill .....................................       8,572              --
   Other assets .................................       9,043           5,066
                                                    ---------       ---------
      Total average assets ......................   $ 639,362       $ 425,555
                                                    =========       =========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits ................   $  46,009       $  32,554
   Interest bearing demand deposits .............      35,261          26,672
   Savings and money market deposits ............     260,906         174,387
   Time deposits ................................     204,413         140,053
                                                    ---------       ---------
   Total average deposits .......................     546,589         373,666
   Funds borrowed ...............................      39,345          18,756
   Other liabilities ............................       5,089           3,145
                                                    ---------       ---------
      Total average liabilities .................     591,023         395,567
   Average stockholders' equity .................      48,339          29,988
                                                    ---------       ---------
      Average total liabilities and stockholders'
        equity ..................................   $ 639,362       $ 425,555
                                                    =========       =========

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                    JUNE 30,     MARCH 31,    DECEMBER 31,   SEPTEMBER 30,    JUNE 30,
                                     2000          2000          1999            1999           1999
                                  -----------   -----------   ------------   -------------   -----------
                                  (UNAUDITED)   (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
ASSETS
   Cash and due from banks ....    $  18,341     $  16,629     $  14,940       $  14,284      $   9,896
   Federal funds sold .........        5,076        10,632        29,243           1,911            995
   Investment securities ......       96,969        89,924        71,134          77,269         89,026
   Loans, net of unearned
      discount ................      583,522       521,188       397,277         352,236        335,306
      Less:  Allowance for loan
        losses ................       (5,951)       (5,670)       (4,510)         (4,079)        (3,903)
                                   ---------     ---------     ---------       ---------      ---------
      Net loans ...............    $ 577,571     $ 515,518     $ 392,767       $ 348,157      $ 331,403
                                   ---------     ---------     ---------       ---------      ---------
   Premises and equipment .....        3,814         3,211         2,028           1,462          1,477
   Goodwill ...................       12,031        12,237            --              --             --
   Other assets ...............        9,221         8,830         8,585           6,755          5,372
                                   ---------     ---------     ---------       ---------      ---------
      Total assets ............    $ 723,023     $ 656,981     $ 518,697       $ 449,838      $ 438,169
                                   =========     =========     =========       =========      =========

LIABILITIES AND STOCKHOLDERS'
   EQUITY
   Non-interest bearing
      deposits ................    $  49,950     $  51,451     $  36,771       $  35,939      $  34,267
   Interest bearing demand
      deposits ................       34,062        36,926        33,400          26,456         26,286
   Savings and money market
      deposits ................      257,822       277,747       204,068         187,410        176,482
   Time deposits ..............      257,047       212,433       178,853         136,352        137,997
                                   ---------     ---------     ---------       ---------      ---------
      Total deposits ..........    $ 598,881     $ 578,557     $ 453,092       $ 386,157      $ 375,032
   Funds borrowed .............       68,544        23,328        15,000          15,000         31,000
   Other liabilities ..........        6,053         6,598         3,525           2,330          2,171
                                   ---------     ---------     ---------       ---------      ---------
      Total liabilities .......    $ 673,478     $ 608,483     $ 471,617       $ 403,487      $ 408,203
   Stockholders' equity .......       49,545        48,498        47,080          46,351         29,966
                                   ---------     ---------     ---------       ---------      ---------
      Total liabilities and
        stockholders' equity ..    $ 723,023     $ 656,981     $ 518,697       $ 449,838      $ 438,169
                                   =========     =========     =========       =========      =========